Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Schedule of Investments
July 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 18.4%
Advertising Sales - 0.9%
Clear Channel Outdoor Holdings, Inc. (a)	8,546,132	$7,832,530
Information - 3.0%
21Vianet Group, Inc. - ADR (a)	1,180,051	25,654,309
Internet - 4.9%
Cogent Communications Holdings, Inc.	472,201	42,550,032
Real Estate Operations/Development - 0.5%
Landmark Infrastructure Partners LP	381,572	3,945,455
Telecom Services - 9.1%
GDS Holdings Ltd. - ADR (a)(b)	632,000	50,743,280
Switch, Inc. - Class A	1,548,773	27,862,426
		78,605,706
TOTAL COMMON STOCKS (Cost $134,403,885)		158,588,032

REAL ESTATE INVESTMENT TRUSTS - 81.6%
Diversified - 67.9%
American Tower Corp.	466,555	121,952,812
CoreSite Realty Corp.	288,586	37,242,023
Crown Castle International Corp.	699,558	116,616,319
Digital Realty Trust, Inc. (b)	250,872	40,274,991
Equinix, Inc.	172,602	135,575,419
Lamar Advertising Co. - Class A	544,027	35,758,895
Outfront Media, Inc.	2,405,234	34,659,422
SBA Communications Corp.	115,059	35,845,481
Uniti Group, Inc.	2,839,959	28,115,594
		586,040,956
Warehouse/Industrial - 13.7%
CyrusOne, Inc. (b)	484,546	40,420,827
Iron Mountain, Inc. (b)	1,400,121	39,469,411
QTS Realty Trust, Inc. - Class A (b)	526,692	37,895,489
		117,785,727
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $622,985,112)		703,826,683

	Principal Amount
SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts, - 0.1%
U.S. Bank Money Market Deposit Account 0.04% (c)	$824,701	824,701
TOTAL SHORT-TERM INVESTMENTS (Cost $824,701)		824,701

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 22.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.26% (c)	195,305,890	$195,305,890
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (COST $195,305,890)		195,305,890

Total Investments (Cost $953,519,588) - 122.7%		1,058,545,306
Liabilities in Excess of Other Assets - (22.7)%		(195,670,185)
TOTAL NET ASSETS - 100.0%		$862,875,121

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2020. The total value of securities on loan is $191,753,938 or 22.2% of net assets.
(c)	The rate shown is as of July 31, 2020.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaq Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 158,588,032	$ -	$ -	$ -	$ 158,588,032
Real Estate Investment Trusts	703,826,683	-	-	-	703,826,683
Short-Term Investments	824,701	-	-	-	824,701
Investments Purchased with Proceeds from Securities Lending	-	-	-	195,305,890	195,305,890
Total Investments in Securities	$ 863,239,416	$ -	$ -	$ 195,305,890	$ 1,058,545,306
^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.